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                                                             Exhibit 99.906 Cert

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: Penn Series Funds, Inc.

      In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                                      /s/ Peter M. Sherman
                                                --------------------------------
Date: February 18, 2004                                   Peter M. Sherman
                                                      Chief Executive Officer

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:  Penn Series Funds, Inc.

      In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                                     /s/ Ann M. Strootman
Date: February 18, 2004                        ---------------------------------
                                                         Ann M. Strootman
                                                     Chief Financial Officer